SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

CRYO-CELL INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

Ki Yong Choi

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act

Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

☐ Fee paid previously with preliminary materials:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1.	Amount previously paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

On June 1, 2012 Ki Yong Choi and Ki Yong Choi and Laura H. Choi, as trustees UAD 7/27/01 FBO Choi Family Living Trust (collectively, the “Stockholders”) filed with the U. S. Securities and Exchange Commission a sixth amendment to the Schedule 13D (“Amendment No. 6”) of the Stockholders with respect to Cryo-Cell International, Inc., a Delaware corporation. Amendment No. 6 is attached hereto as Exhibit 1 and is incorporated herein by reference.

Exhibit 1.	Amendment No. 6 to Schedule 13D of Ki Yong Choi and Ki Yong Choi and
Laura H. Choi, as trustees UAD 7/27/01 FBO Choi Family Living Trust filed with the Securities and Exchange Commission on June 1, 2012.